UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	August 12, 2014

Gramercy Property Trust Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32248	06-1722127
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (IRS Employer
of incorporation)	File Number)	Identification No.)

521 Fifth Avenue, 30th Floor New York, New York		10175
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(212) 297-1000

N/A

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the completion of an underwritten public offering (the “Offering”) by Gramercy Property Trust Inc. (the “Company”) of 3,500,000 shares of its 7.125% Series B Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share, par value $.001 per share) (“Series B Preferred Stock”), which is expected to occur on August 15, 2014, the Company as the general partner of GPT Property Trust LP (the “Operating Partnership”), will execute the First Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of GPT Property Trust LP (the “First Amendment”). The First Amendment designates and authorizes the issuance to the Company by the Operating Partnership of 3,500,000 7.125% Series B Cumulative Redeemable Preferred Units (the “Series B Preferred Units”). The Series B Preferred Units will have substantially similar rights preferences and other privileges as the Series B Preferred Stock.

A copy of the First Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.1.

Item 3.03 Material Modifications to Rights of Security Holders.

On August 14, 2014, the Company filed Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland (the “Articles Supplementary”) to the Company’s Articles of Incorporation, as amended and supplemented, classifying and designating 3,500,000 shares of the Company’s authorized capital stock as shares of the Series B Preferred Stock. As set forth in the Articles Supplementary, the Series B Preferred Stock ranks, with respect to dividend rights and rights upon the Company’s liquidation, dissolution or winding up, senior to the Company’s common stock, par value $0.001 per share (the “Common Stock”), and on parity with the Company’s 8.125% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), and all classes or series of the Company’s capital stock now or hereafter authorized, issued, or outstanding expressly designated as ranking on parity with the Series B Preferred Stock.

Holders of Series B Preferred Stock, when and as authorized by the Company’s board of directors, are entitled to cumulative cash dividends at the rate of 7.125% per annum of the $25.00 liquidation preference per share, equivalent to a fixed annual amount of $1.78125 per share. Dividends are payable quarterly in arrears on or about the last day of March, June, September and December of each year, beginning on December 31, 2014. Dividends will accrue and be cumulative from and including August 15, 2014. In addition to other preferential rights, the holders of the Series B Preferred Shares are entitled to receive the liquidation preference, which is $25.00 per share, before the holders of shares of common stock in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company’s affairs.

Generally, the Company may not redeem the Series B Preferred Stock prior to August 15, 2019, except in limited circumstances to preserve the Company’s status as a real estate investment trust, and pursuant to the special optional redemption provision described below. On and after August 15, 2019, the Company may, at its option, redeem the Series B Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends up to, but not including, the redemption date. However, upon the occurrence of a Change of Control (as defined below), holders of Series B Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date (as defined below), the Company has provided or provides notice of its election to redeem the Series B Preferred Stock) to convert some or all of the Series B Preferred Stock (the “Change of Control Conversion Right”), into a number of shares of Common Stock per share of Series B Preferred Stock to be converted equal to the lesser of:

•	the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series B Preferred Stock dividend payment and prior to the corresponding Series B Preferred Stock dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Stock Price (as defined below); and

•	8.11688 (the “Share Cap”), subject to certain adjustments;

subject, in each case, to provisions for the receipt of alternative consideration, as described in the Articles Supplementary.

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of the Common Stock), subdivisions or combinations with respect to the Common Stock as described in the Articles Supplementary.

If, prior to the Change of Control Conversion Date, the Company has provided or provides a redemption notice, whether pursuant to its special optional redemption right in connection with a Change of Control or its optional redemption right, holders of Series B Preferred Stock will not have any right to convert the Series B Preferred Stock in connection with the Change of Control Conversion Right and any shares of Series B Preferred Stock selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

A “Change of Control” is when, after the original issuance of the Series B Preferred Stock, the following have occurred and are continuing:

•	the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of the Company’s stock entitling that person to exercise more than 50% of the total voting power of all of the Company’s stock entitled to vote generally in the election of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and
•	following the closing of any transaction referred to in the bullet point above, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (“NYSE”), the NYSE MKT LLC (“NYSE MKT”), or the NASDAQ Stock Market (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

The “Change of Control Conversion Date” is the date the Series B Preferred Stock is to be converted, which will be a business day that is no fewer than 20 days nor more than 35 days after the date on which the Company provides the required notice of the occurrence of a Change of Control to the holders of Series B Preferred Stock.

The “Common Stock Price” will be (i) if the consideration to be received in the Change of Control by the holders of the Common Stock is solely cash, the amount of cash consideration per share of the Common Stock or (ii) if the consideration to be received in the Change of Control by holders of the Common Stock is other than solely cash (x) the average of the closing sale prices per share of the Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Common Stock is then traded, or (y) the average of the last quoted bid prices for the Common Stock in the over-the-counter market as reported by OTC Markets Group, Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Common Stock is not then listed for trading on a U.S. securities exchange.

The foregoing description of the Articles Supplementary is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary filed with the Maryland State Department of Assessments and Taxation on August 14, 2014, which Articles Supplementary are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference. A specimen certificate for the Series B Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In connection with the Offering, the Company caused Articles Supplementary classifying 3,500,000 shares of the Series B Preferred Stock to be filed with the Maryland State Department of Assessments and Taxation on August 14, 2014. The terms of the Series B Preferred Stock are set forth in these Articles Supplementary, a copy which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. A specimen stock certificate for the Series B Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

Underwriting Agreement

On August 12, 2014, the Company and the Operating Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named in the Underwriting Agreement, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC acted as representatives (collectively, the “Underwriters”), in connection with the issuance and sale of 3,500,000 shares of its Series B Preferred Stock, at a price to the public of $25.00 per share, in an underwritten public offering pursuant to an effective registration statement (the “Offering”). The Offering is expected to close on August 15, 2014, subject to the satisfaction of customary closing conditions.

The 3,500,000 shares of Series B Preferred Stock to be issued and sold pursuant to the Underwriting Agreement will be registered on the Company’s registration statement on Form S-3 (File No. 333-194976), as amended (the “Registration Statement”).

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the opinion of Venable LLP, Maryland counsel to the Company, with respect to the legality of the shares of Series B Preferred Stock to be issued and sold in the offering is filed as Exhibit 5.1 hereto. A copy of the opinion of Morgan, Lewis & Bockius LLP with respect to tax matters is filed as Exhibit 8.1 hereto. A copy of the Statement of Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend is filed as Exhibit 12.1 hereto. Exhibits 5.1, 8.1 and 12.1 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement. A copy of a press release issued by the Company with respect to the pricing of the Offering is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Redemption of Series A Preferred Stock

On August 13, 2014, the Company sent a redemption notice (the “Redemption Notice”) to the holder of record of its outstanding shares of Series A Preferred Stock, CUSIP No. 38489R209. Pursuant to the Redemption Notice, the Company will redeem (the “Redemption”) all outstanding shares of its Series A Preferred Stock on September 12, 2014 (the “Redemption Date”). The Series A Preferred Stock will be redeemed at a redemption price of $25.32161 per share (the sum of the $25.00 per share redemption price and a quarterly dividend of $0.32161 prorated to the Redemption Date). On the Redemption Date, the Series A Preferred Stock will cease to accrue dividends and the holders will have no rights as a stockholder of the Company, other than the right to receive payment in the amount of the redemption price.

A copy of the Redemption Notice and a press release issued by the Company with respect to the Redemption are attached hereto as Exhibit 99.2 and 99.3, respectively, and are hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 12, 2014, by and among the several underwriters named in the Underwriting Agreement, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC are acting as the representatives
3.1	Articles Supplementary designating Gramercy Property Trust Inc.’s 7.125% Series B Cumulative Redeemable Preferred Stock
4.1	Form of Certificate for Gramercy Property Trust Inc.’s 7.125% Series B Cumulative Redeemable Preferred Stock (incorporated by reference to Gramercy Property Trust Inc.’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on August 14, 2014)
5.1	Opinion of Venable LLP regarding legality of the shares
8.1	Opinion of Morgan, Lewis & Bockius, LLP regarding certain tax matters
10.1	First Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of GPT Property Trust LP
12.1	Statement of Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends
23.1	Consent of Venable LLP (contained in Exhibit 5.1)
23.2	Consent of Morgan, Lewis & Bockius, LLP (contained in Exhibit 8.1)
99.1	Press Release, dated August 12, 2014, with respect to the pricing of the Offering
99.2	Redemption Notice for the 8.125% Series A Cumulative Redeemable Preferred Stock
99.3	Press Release, dated August 13, 2014, with respect to the Redemption

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gramercy Property Trust Inc.

Date: August 15, 2014	By:	/s/ Jon W. Clark
Jon W. Clark
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 12, 2014, by and among the several underwriters named in the Underwriting Agreement, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC are acting as the representatives
3.1	Articles Supplementary designating Gramercy Property Trust Inc.’s 7.125% Series B Cumulative Redeemable Preferred Stock
4.1	Form of Certificate for Gramercy Property Trust Inc.’s 7.125% Series B Cumulative Redeemable Preferred Stock (incorporated by reference to Gramercy Property Trust Inc.’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on August 14, 2014)
5.1	Opinion of Venable LLP regarding legality of the shares
8.1	Opinion of Morgan, Lewis & Bockius, LLP regarding certain tax matters
10.1	First Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of GPT Property Trust LP
12.1	Statement of Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends
23.1	Consent of Venable LLP (contained in Exhibit 5.1)
23.2	Consent of Morgan, Lewis & Bockius, LLP (contained in Exhibit 8.1)
99.1	Press Release, dated August 12, 2014, with respect to the pricing of the Offering
99.2	Redemption Notice for the 8.125% Series A Cumulative Redeemable Preferred Stock
99.3	Press Release, dated August 13, 2014, with respect to the Redemption